UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):     April 21, 2015

AWARE, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 276-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 21, 2015, Aware, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, describing the results of operations and financial condition of the company as of and for the quarter ended March 31, 2015.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report.  The following exhibits are filed as part of this report:

(d) EXHIBITS.

Number	Description
99.1	Press release issued by Aware, Inc. on April 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: April 21, 2015	By:	/s/Richard P. Moberg
Richard P. Moberg
co-Chief Executive Officer and co-President
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Aware, Inc. on April 21, 2015.

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